[Logo] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)


                               [graphic omitted]


                         MFS(R) MUNICIPAL
                         BOND FUND


                         SEMIANNUAL REPORT o FEBRUARY 29, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 27
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, fewer than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2000

--------------
(1) Source: Investment Company Institute.

(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Geoffrey L. Schechter]
     Geoffrey L. Schechter

For the six months ended February 29, 2000, Class A shares of the Fund provided a total return of -0.43% and Class B shares -0.82%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges. During the same period, the Fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of approximately 40,000 investment-grade bonds, returned -0.02%, and the average municipal bond fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -1.31%.

Q. THIS HAS NOT BEEN A GOOD MARKET FOR BONDS -- YET THE FUND OUTPERFORMED ITS LIPPER CATEGORY AVERAGE. WHY IS THIS SO?

A. Without a doubt, we feel this has been one of the worst markets for bonds since 1994. Strong economic growth and tight labor markets, combined with the Federal Reserve Board's decision to raise the Fed Funds rate in an effort to forestall inflationary pressures, caused interest rates to rise, thereby driving bond prices lower. This has hurt performance, especially that of funds with longer maturities. The Fund underperformed the Lehman Index because the index is comprised of a much broader mix of short- and long-term bonds, whereas the Fund consists of mostly long-term securities. As interest rates rose throughout the course of the past six months, long-term securities declined more than short-term securities.

    The Lipper category average, on the other hand, simply compares us to our peer group. We are pleased that, in spite of these trying times, the Fund posted a six-month return that is somewhat better than that of the average actively managed muni bond fund.

Q.  HOW HAS YOUR INVESTMENT STRATEGY HELPED YOU TO MEET THE FUND'S OBJECTIVES?

A. One key component of our strategy has been to maintain a duration -- a measure of the Fund's sensitivity to interest-rate changes -- that is slightly shorter than that of our benchmark, and we have been successful in doing that. Over the course of the past six months, our duration was approximately eight and three-quarters years, a figure which was around 3% to 5% shorter than comparable funds that comprise the Lipper peer group. While we don't believe in making interest-rate bets, we felt that our economic environment warranted caution, and this benefited the Fund.

    Another component of our strategy has been to make sure that our shareholders are fairly compensated for any investment the Fund makes. With yield differentials historically narrow between "BBB"-rated and "A"-rated municipal bonds, we felt that there was no longer a financial incentive to invest in lower-grade securities. As a result, we continued to upgrade the Fund's credit quality, decreasing our exposure to "BBB"-rated bonds (from 8% to 4%). This strategy benefited the Fund as yield spreads between "AAA"-rated and "BBB"- rated securities widened during the past six months, causing lower-rated securities to underperform. With spreads currently at their widest levels since December 1996 we are now looking to add exposure to lower-quality securities.

Q.  WHAT SECTOR WAS THE MOST ATTRACTIVE TO YOU -- AND WHY?

A. Our analysts have positive outlooks on many sectors, most notably tax-backed (including general obligation debt), utilities, and education. One sector that we have been emphasizing recently is the housing sector. We continue to accumulate bonds issued by agencies that provide below market rate mortgages to people in targeted income brackets. These bonds provide incremental income and are secured by federal agencies such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Corporation (Fannie Mae), and the Federal Home Loan Mortgage Association (Freddie Mac). The U.S. government guarantees (either directly or indirectly) the underlying mortgages of these bonds; therefore, there is minimal credit risk associated with them. Our focus also has been on specific structures that have low volatility and may minimize prepayment risk normally found in housing bonds.

Q.  WHAT ROLE DOES MFS ORIGINAL RESEARCH(R) PLAY IN YOUR DECISION-MAKING
    PROCESS?

A. Experience has shown that mistakes are extremely costly for a fund manager. Even a well-diversified mutual fund such as this one can take a long time to recover from a few bad investments. That is why Original Research(SM) is so important to the investment decision-making process.

    For example, our analysts have been concerned about the health care sector since 1997, when the Balanced Budget Reconciliation Act was passed. This legislation slowed the rate at which hospitals are reimbursed by the federal government and insurance companies. Since that time, we have purposely reduced our exposure to "BBB"-rated bonds, particularly "BBB"-rated hospital bonds. This has been one of the worst-performing sectors of the municipal market over the past six months.

    While it didn't surprise us that cuts in Medicaid and health insurance reimbursement rates would hit earnings hard (especially for metropolitan hospitals), many investors were unprepared for this sector's recent dramatic drop in value. Despite real problems in this sector, the decline in performance may be due, in part, to market overreaction. This presents us with an attractive buying opportunity. Using our Original Research process, we are slowly and selectively investing in health care organizations that exhibit improving credit quality and strong, competitive positions in their regions.

Q. YOU TOUT THE IMPORTANCE OF ORIGINAL RESEARCH. CAN YOU EXPLAIN HOW THIS APPROACH HAS BENEFITED FUND SHAREHOLDERS?

A. Let's look at the housing sector again. While this has been one of the best-performing sectors in the municipal market, many investors have avoided housing bonds because of their prepayment risk (the risk that homeowners will pay off their loans early). Our research uncovered investment opportunities in which older, high-coupon bonds would be prepaid before the ones in which we have invested. We believe minimizing prepayment risk should help produce a more stable income stream, no matter what happens to interest rates.

    Whether markets are up or down, MFS analysts focus on assessing industries and issuers that have the best prospects for long-term success. Because each sector (and the individual issuers within it) responds differently to economic developments, bottom-up research -- that is, understanding the issuer from the ground up -- remains critical to identifying opportunities that will ultimately bear fruit.

Q. IN SPITE OF THE ROUGH RIDE, WHY DO YOU FEEL THAT IT WOULD BE WISE FOR MUNICIPAL BOND INVESTORS TO STAY THE COURSE?

A. Key indicators -- job growth, retail sales, auto sales, housing construction, corporate credit quality -- tell us that the economy remains healthy. We believe this bodes well for the municipal bond market. Additionally, our nation's cities, towns, and counties have been well managed, for the most part, and are experiencing strong revenue growth and budget surpluses. Again, we believe this is another positive sign for tax-exempt bondholders.

    In our opinion, an experienced muni bond fund manager is better able to judge investment opportunities, such as "BBB"-rated bonds, that individuals may not be able to evaluate themselves. And the opportunity to reinvest dividends with the same absolute yield makes the reinvestment process typically more consistent than buying an individual bond.

    Lastly, investing in a high-quality municipal bond fund offers important portfolio diversification. While many have come to expect extraordinary returns in today's high-flying equity market, we do not think this will last forever. It is prudent to spread your portfolio among a host of different types of investments to balance your risk. We believe a professionally managed municipal bond fund such as this one offers that all-important diversification.

/s/ Geoffrey L. Schechter
    Geoffrey L. Schechter Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   GEOFFREY L. SCHECHTER IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MUNICIPAL BOND FUND. HE IS ALSO A MANAGER OF THE MFS(R) SOUTH CAROLINA, NORTH CAROLINA, GEORGIA, VIRGINIA, AND WEST VIRGINIA MUNICIPAL BOND FUNDS.

   MR. SCHECHTER JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. MR. SCHECHTER IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND A CERTIFIED PUBLIC ACCOUNTANT.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                           SEEKS AS HIGH A LEVEL OF CURRENT INCOME
                                       EXEMPT FROM FEDERAL INCOME TAXES AS IS
                                       CONSISTENT WITH PROTECTION OF
                                       SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:               DECEMBER 16, 1976

  CLASS INCEPTION:                     CLASS A  DECEMBER 16, 1976
                                       CLASS B  SEPTEMBER 7, 1993

  SIZE:                                $1.3 BILLION NET ASSETS AS OF FEBRUARY
                                       29, 2000

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH FEBRUARY 29, 2000

CLASS A
                                                    6 Months    1 Year   3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -0.43%    -3.53%   +10.05%     +24.81%    +84.82%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      --      -3.53%   + 3.24%     + 4.53%    + 6.33%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      --      -8.11%   + 1.58%     + 3.52%    + 5.82%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                    6 Months    1 Year   3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -0.82%    -4.30%    +7.46%     +19.66%    +74.18%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      --      -4.30%    +2.43%     + 3.66%    + 5.71%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      --      -7.91%    + 1.5%     + 3.33%    + 5.71%
-------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 29, 2000

QUALITY (U.S. PORTION ONLY)
Source: Standard & Poor's and Moody's

               "AAA"                         64.5%
               "AA"                          14.0%
               "A"                           17.0%
               "BBB"                          3.8%
               Not Rated                      0.1%
               Other                          0.6%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 29, 2000

Municipal Bonds - 97.7%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
General Obligation - 15.8%
  Birmingham, AL, 5.75s, 2019                                         $ 1,000           $      989,470
  Chicago, IL, Board of Education, AMBAC, 5.4s, 2017                    3,000                2,832,330
  Chicago, IL, Board of Education, MBIA, 6.25s, 2012                    2,500                2,666,775
  Chicago, IL, Board of Education, RITES,
    FGIC, 6.75s, 2019(++)                                               5,000                4,114,800
  Chicago, IL, Capital Appreciation, AMBAC, 0s, 2011                    5,000                2,563,100
  Chicago, IL, Capital Appreciation, AMBAC, 0s, 2012                    2,550                1,224,280
  Chicago, IL, City Colleges Chicago, Capital
    Improvement, FGIC, 6s, 2011                                         1,570                1,637,824
  Clark County, NV, School District, "A", MBIA, 7s, 2010                4,000                4,483,040
  Clark County, NV, School District, "B", FGIC, 5.5s, 2016              5,000                4,831,450
  Commonwealth of Massachusetts, 5s, 2014                               4,750                4,367,435
  Commonwealth of Massachusetts, 5s, 2017                              18,940               16,848,835
  Cook County, IL, MBIA, 5.625s, 2016                                   3,230                3,152,222
  Cranston, RI, FGIC, 6.375s, 2017                                        830                  869,300
  Detroit, MI, 6.25s, 2009                                              5,235                5,397,599
  Detroit/Wayne County, MI, Stadium, FGIC, 5.5s, 2017                   6,000                5,774,820
  District of Columbia, MBIA, 6.5s, 2010                                5,705                6,144,171
  Florida Board of Education, Capital Outlay, 9.125s, 2014              1,735                2,256,073
  Forsyth County, GA, School District, 6s, 2015                           725                  743,937
  Forsyth County, GA, School District, 6s, 2016                           865                  887,594
  Hamilton, OH, City School District, 6.15s, 2012                         940                1,000,404
  Highland Park, TX, Independent School District, 5.125s, 2016          2,525                2,338,529
  Houston County, AL, AMBAC, 6.25s, 2019                                3,315                3,395,952
  Jackson, MI, Public Schools System, FGIC, 6s, 2013                    1,500                1,548,705
  Lewisville, TX, Independent School District, PSF, 5s, 2018            8,500                7,436,565
  Manchester, NH, 5.875s, 2019                                          2,270                2,250,206
  Mobile County, AL, 6s, 2014                                           3,200                3,251,008
  New York City, NY, 7.5s, 2002                                        12,500               13,066,750
  New York City, NY, 7.5s, 2006                                         3,625                3,844,313
  New York City, NY, 7.65s, 2006                                          160                  170,112
  New York City, NY, 7.5s, 2007                                        15,500               16,437,750
  New York City, NY, 7.7s, 2009                                            60                   63,755
  New York City, NY, FGIC, 5.75s, 2013                                  8,500                8,557,460
  New York City, NY, FGIC, 5.75s, 2014                                  9,500                9,500,095
  New York City, NY, FGIC, 5.75s, 2015                                 11,085               11,015,608
  New York City, NY, "B", 7.5s, 2008                                    8,660                9,180,639
  Rockwall, TX, Independent School District, PSF, 0s, 2014              2,000                  829,820
  San Antonio, TX, 5s, 2020                                             2,990                2,583,091
  State of California, 5.5s, 2013###                                    5,000                5,082,250
  State of California, 5s, 2017                                        10,000                9,046,400
  State of California, RITES, 7.469s, 2012(++)                          6,000                6,196,320
  State of California, RITES, 7.969s, 2017(++)                          6,875                6,900,162
  State of Florida, Broward County Expressway Authority,
    10s, 2014                                                           4,350                6,007,611
  State of Washington, 6.75s, 2010                                      3,880                4,285,421
  State of Washington, 6s, 2012                                         4,360                4,558,380
                                                                                        --------------
                                                                                        $  210,332,361
------------------------------------------------------------------------------------------------------
State and Local Appropriation - 20.5%
  California Public Works Board, Lease Rev. (California
    State University), 5.3s, 2015                                     $ 6,655           $    6,380,548
  California Public Works Board, Lease Rev. (Department
    of Corrections), AMBAC, 5.25s, 2013                                 6,795                6,746,483
  California Public Works Board, Lease Rev. (University
    of California), 5.5s, 2014                                          4,500                4,538,295
  Chicago, IL, Board of Education, MBIA, 6.25s, 2009                    5,160                5,487,660
  Chicago, IL, Board of Education, MBIA, 6.25s, 2015                   20,295               21,416,705
  Delaware Valley, PA, Regional Finance Authority,
    RITES, AMBAC, 7.066s, 2018(++)                                     16,250               15,184,650
  Indiana Office Building Commission, Miami
    Correctional Phase 1A, AMBAC, 5.5s, 2016                            4,690                4,512,577
  Indiana Office Building Commission, Miami
    Correctional Phase 1A, AMBAC, 5.5s, 2017                            1,400                1,332,030
  Kentucky Property & Buildings Commission, Project
    Number 65, 5.9s, 2016                                               4,500                4,535,775
  Kentucky Property & Buildings Commission, Project
    Number 65, FSA, 5.85s, 2015                                         4,000                4,034,440
  King County, IL, Washington Lease Rev. (King Street
    Center), MBIA, 5.125s, 2017                                         6,975                6,296,402
  Los Angeles County, CA, Public Works Financing
    Authority (Multiple Capital Facilities), AMBAC,
    5.125s, 2017                                                        4,900                4,561,214
  Massachusetts Bay Transportation Authority, 6.1s, 2013               10,200               10,766,508
  Massachusetts Bay Transportation Authority, 5.875s, 2015              4,500                4,602,645
  Massachusetts Bay Transportation Authority, 7s, 2021                 10,185               11,307,693
  Massachusetts Bay Transportation Authority, FGIC, 5s, 2023           17,970               15,343,145
  Metropolitan Government of Nashville & Davidson
    County, TN, 7s, 2011                                                5,280                5,517,389
  Metropolitan Transportation Authority, NY, Commuter
    Facilities Rev., MBIA, 5.5s, 2011                                   3,430                3,450,306
  Metropolitan Transportation Authority, NY, Service
    Contract, 5.75s, 2013                                               5,600                5,644,464
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 6s, 2007                                       1,475                1,529,014
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 5.75s, 2010                                    2,000                2,029,580
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 5s, 2018                                       2,500                2,169,950
  New York Dormitory Authority Rev. (City University),
    5.75s, 2013                                                        25,150               25,349,691
  New York Dormitory Authority Rev. (City University),
    5.75s, 2013                                                         5,000                5,039,700
  New York Dormitory Authority Rev. (City University),
    AMBAC, 5.25s, 2015                                                  5,000                4,682,800
  New York Dormitory Authority Rev. (State University),
    5s, 2013                                                            3,660                3,374,300
  New York Dormitory Authority Rev. (State University),
    5.5s, 2013                                                          7,000                6,887,440
  New York Thruway Authority, Local Highway & Bridges,
    5.25s, 2013                                                         6,000                5,719,080
  New York Urban Development Corp., 5.5s, 2016                         14,690               14,104,457
  New York Urban Development Corp., Correctional
    Facilities, 5.5s, 2014                                              5,000                4,884,500
  New York Urban Development Corp., Correctional
    Facilities, 5.375s, 2015                                           11,405               10,814,221
  New York Urban Development Corp., Correctional
    Facilities, FSA, 5.5s, 2014                                         4,525                4,475,813
  Ohio Building Authority, State Facilities Adult
    Correctional Series A, 5.5s, 2013                                   4,000                3,957,120
  Philadelphia, PA, Municipal Authority, MBIA, 5.4s, 2017               5,000                4,748,550
  Rhode Island Convention Center Authority, MBIA, 5.25s, 2015           8,370                7,954,681
  San Bernardino, CA, Joint Powers Financing Authority
    Lease Rev. (California Dept. of Transportation),
    5.5s, 2014                                                         10,000                9,906,900
  Santa Clara County, CA, Certificates of
    Participation, AMBAC, 6.25s, 2016                                   8,210                8,484,214
  Wayne County, MI, MBIA, 5.25s, 2016                                   5,750                5,406,668
                                                                                        --------------
                                                                                        $  273,177,608
------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 13.1%
  Austin, TX, Utility Systems Rev., 10.75s, 2000                      $ 2,615           $    2,649,361
  Chicago, IL, Public Building Commission Mortgage
    Rev., MBIA ETM, 7.125s, 2015                                        6,590                6,763,449
  Clark County, NV, School District, MBIA, 7s, 2001                    10,050               10,444,865
  Commonwealth of Massachusetts, 6.875s, 2001                           4,825                5,057,179
  Commonwealth of Massachusetts, 6.5s, 2008                             6,300                6,817,230
  Commonwealth of Massachusetts, FGIC, 7s, 2009                         7,000                7,793,380
  District of Columbia, MBIA, 6.5s, 2010                                  295                  320,488
  Florida Board of Education, Capital Outlay,
    ETM, 9.125s, 2014                                                     265                  344,389
  Illinois Health Facilities Authority Rev., "A",
    BIA, 5.7s, 2008                                                     1,495                1,555,368
  Maryland Health & Higher Education Facilities
    Authority Rev. (University of Maryland Medical
    System), FGIC, 7s, 2001                                             7,945                8,342,091
  Massachusetts Port Authority, "C", ETM, 13s, 2013                     3,500                5,345,480
  Missouri Regional Convention & Sports Complex
    Authority, 6.8s, 2003                                               8,950                9,503,826
  Missouri Regional Convention & Sports Complex
    Authority, 6.9s, 2003                                              21,520               22,849,290
  New York City, NY, 8s, 2001                                           2,475                2,631,073
  New York City, NY, 7.65s, 2002                                        4,840                5,168,781
  New York City, NY, 7.7s, 2002                                         3,940                4,211,230
  New York City, NY, "B", 7.5s, 2008                                    1,340                1,426,122
  New York Urban Development Corp., Correctional
    Facilities, 7.375s, 2002                                            4,000                4,262,080
  Pennsylvania Convention Center Authority Rev.,
    ETM, 6.7s, 2016                                                    26,195               28,939,188
  Philadelphia, PA, Municipal Authority Rev., FGIC,
    7.1s, 2001                                                          6,000                6,348,000
  Philadelphia, PA, School District, MBIA, 7s, 2001                     9,440                9,822,886
  Rhode Island Depositors Economic Protection Corp.,
    ETM, FSA, 5.75s, 2014                                               9,800                9,960,426
  State of Florida, Jacksonville Transportation
    Authority, ETM, 9.2s, 2015                                          2,000                2,643,500
  Washington Public Power Supply System Rev. (Nuclear
    Project #2), 7.625s, 2001                                          10,815               11,316,708
                                                                                        --------------
                                                                                        $  174,516,390
------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 1.2%
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                       $ 5,000           $    5,531,800
  Massachusetts Port Authority Rev., "C", 6.125s, 2017                  1,500                1,529,520
  Niagara, NY, Frontier Transport Authority (Buffalo
    Niagara International Airport), MBIA, 5.875s, 2013                  1,485                1,509,072
  Philadelphia, PA, Parking Authority Rev., FSA,
    5.625s, 2015                                                        3,710                3,654,461
  Port of Seattle, WA, MBIA, 5.5s, 2021                                 4,000                3,732,320
                                                                                        --------------
                                                                                        $   15,957,173
------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 19.5%
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2012##              $ 2,500           $    2,779,525
  Beaver County, PA, Industrial Development Authority,
    Pollution Control Rev. (Ohio Edison Co.), 4.65s, 2033               4,500                4,228,335
  Farmington, NM, Pollution Control Rev., 6.3s, 2016                    2,195                2,088,937
  Farmington, NM, Pollution Control Rev., 5.8s, 2022                    4,880                4,248,577
  Georgia Municipal Electric Authority Rev., AMBAC, 6.5s, 2017          8,510                9,152,165
  Georgia Municipal Electric Authority Rev., FGIC, 5.5s, 2020           5,045                4,815,553
  Intermountain Power Agency, UT, 6.15s, 2014                          44,600               45,529,910
  Intermountain Power Agency, UT, AMBAC, 6s, 2021                       9,000                9,464,940
  Intermountain Power Agency, UT, MBIA, 6s, 2016                       10,000               10,084,300
  Intermountain Power Agency, UT, MBIA, 5s, 2019##                      9,330                8,158,712
  Long Island, NY, Power Authority Rev., FSA, 0s, 2010                  9,900                5,462,424
  Long Island, NY, Power Authority Rev., FSA, 0s, 2011                  8,885                4,607,050
  Massachusetts Municipal Wholesale Electric Co., MBIA, 6.75s, 2017     6,030                6,264,507
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                   10,000                8,719,500
  McAlester, OK, Public Works Authority, Utility System
    Rev., FSA, 5.75s, 2020                                              5,900                5,669,192
  Mercer County, ND, Pollution Control Rev. (Antelope
    Valley Station), AMBAC, 7.2s, 2013                                  4,000                4,545,360
  Michigan Strategic Fund, Limited Obligation Rev
    (Detroit Edison), MBIA, 7s, 2008                                    3,000                3,341,340
  North Carolina Eastern Municipal Power, MBIA, 5.7s, 2013              7,000                6,940,360
  North Carolina Eastern Municipal Power, MBIA, 5.625s, 2014            7,735                7,597,085
  North Carolina Eastern Municipal Power, MBIA, 5.125s, 2017           13,425               12,068,001
  North Carolina Eastern Municipal Power, MBIA, 6.5s, 2018              9,250                9,918,867
  North Carolina Municipal Power Agency (Catawba
    Electric), 6.375s, 2013                                             1,500                1,488,240
  Northern California Transmission Agency, MBIA, 7s, 2013               4,000                4,624,840
  Piedmont, SC, Municipal Power Agency, FGIC, 6.25s, 2021               4,150                4,317,245
  Puerto Rico Electric Power Authority Power, RITES,
    FSA, 6.959s, 2015(++)                                               2,500                2,309,900
  Puerto Rico Electric Power Authority Power, RITES,
    FSA, 6.959s, 2016(++)                                               3,000                2,707,500
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), FSA, 5.125s, 2014                                     12,500               11,525,000
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), MBIA, 5.75s, 2010                                     13,100               13,246,589
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), MBIA, 5.75s, 2011                                      7,500                7,554,075
  Washington Public Power Supply System Rev. (Nuclear
    Project #2), MBIA, 5.625s, 2010                                    10,000               10,029,500
  Washington Public Power Supply System Rev. (Nuclear
    Project #2), MBIA, 5.7s, 2012                                      15,000               14,966,700
  Washington Public Power Supply System Rev. (Nuclear
    Project #3), 7.125s, 2016                                           5,145                5,781,231
  Washington Public Power Supply System Rev. (Nuclear
    Project #3), FGIC, 0s, 2005                                         6,895                5,174,215
                                                                                        --------------
                                                                                        $  259,409,675
------------------------------------------------------------------------------------------------------
Health Care Revenue - 2.8%
  Baxter County, AR, Hospital Rev., 5.375s, 2014                      $ 1,000           $      820,550
  Baxter County, AR, Hospital Rev., 5.6s, 2021                          2,000                1,568,280
  Bell County, TX, Health Facilities Development Corp.
    Rev. (Buckner Retirement Facility), 5.25s, 2019                     2,500                1,937,350
  Denver, CO, Health & Hospital Rev., 5.375s, 2028                      4,350                3,255,627
  Elkhart County, IN, Hospital Authority Rev. (Elkhart
    General Hospital), 5.25s, 2020                                      4,345                3,618,038
  Harris County, TX, Health Facilities, Project Series
    A (Texas Childrens Hospital), 5.375s, 2013                          3,890                3,678,578
  Harris County, TX, Health Facilities, Project Series
    A (Texas Childrens Hospital), 5.375s, 2015                          4,300                3,923,191
  Illinois Educational Facilities Authority Rev
    (Centegra Health Systems), 5.25s, 2024                              5,500                4,139,630
  Lufkin, TX, Health Facilities Development Corp. (Memorial
    Health System of East Texas), 6.875s, 2026                          1,375                1,269,441
  Marion County, FL, Hospital District Rev., 5.625s, 2019               2,610                2,224,164
  Massachusetts Health & Education Facilities Authority
    (Caritas Christi), 5.7s, 2015                                       2,500                2,033,725
  Michigan Hospital Finance Authority Rev. (Mercy
    Health Services), 5.625s, 2016                                      8,375                7,758,014
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.7s, 2016                                 770                  714,622
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.5s, 2027                                 275                  242,800
                                                                                        --------------
                                                                                        $   37,184,010
------------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 0.8%
  Massachusetts Development Finance Agency Rev
    (Springfield Resources Recovery), 5.625s, 2019                    $ 7,170           $    6,528,142
  Sweetwater County, WY, Solid Waste Disposal Rev. (FMC
    Corp.), Project Series A, 7s, 2024                                  4,000                4,014,440
                                                                                        --------------
                                                                                        $   10,542,582
------------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 8.7%
  Albany-Dougherty County, GA, Hospital Authority Rev
    (Phoebe Putney Memorial Hospital, Inc.), RITES,
    AMBAC, 7.12s, 2013(++)                                            $ 1,550           $    1,543,676
  District of Columbia, Hospital Rev. (Medlantic
    Healthcare), MBIA, 5.25s, 2019                                      6,750                6,237,675
  Illinois Development Finance Authority Rev. (Provena
    Health), MBIA, 5.75s, 2016                                          5,980                5,818,361
  Illinois Development Finance Authority Rev. (Provena
    Health), Series A, MBIA, 5.25s, 2012                                5,900                5,618,039
  Illinois Educational Facilities Authority Rev
    (Alexian Brothers Health Systems), FSA, 5.25s, 2013                 2,685                2,519,040
  Illinois Educational Facilities Authority Rev. (Holy
    Family Medical Center), MBIA, 5.125s, 2017                          6,975                6,214,376
  Illinois Health Facilities Authority Rev., Unrefunded
    Balance, MBIA, 5.7s, 2011                                           3,005                3,009,838
  Lauderdale County & Florence, AL, Health Care
    Authority Rev. (Coffee Health Group), MBIA,
    5.75s, 2012                                                         2,500                2,436,350
  Michigan Hospital Finance Authority Rev. (Mercy Mount
    Clemens), MBIA, 5.75s, 2017                                         2,900                2,834,170
  Michigan Hospital Finance Authority Rev. (Sisters of
    Mercy Hospital), MBIA, 5.375s, 2014                                 9,000                8,754,840
  New York Dormitory Authority Rev. (Brookdale
    Hospital), AMBAC, 5.2s, 2014                                        4,915                4,580,239
  New York Dormitory Authority Rev. (Interfaith Medical
    Center), AMBAC, 5.25s, 2014                                         4,320                4,046,112
  New York Dormitory Authority Rev. (Wyckoff Heights
    Medical Center), AMBAC, 5.2s, 2014                                  2,500                2,329,725
  North Central, TX, Health Facility Development Corp.
    Rev. (Texas Health Resources System), MBIA, 5s, 2017                6,000                5,270,760
  North Texas Health Facilities Development Corp.
    (United Regional Health Care Systems, Inc.), MBIA, 5s, 2014         8,980                8,144,950
  Peninsula Ports Authority, VA (Whittaker Memorial),
    FHA, 8.7s, 2023                                                     1,595                1,721,914
  Pennsylvania Higher Educational Facilities (Allegheny
    Delaware Valley), MBIA, 5.3s, 2006                                  1,975                1,923,828
  Pennsylvania Higher Educational Facilities (Allegheny
    Delaware Valley), MBIA, 5.875s, 2016                                5,000                4,743,950
  Sayre, PA, Health Care Facilities Authority Rev
    (Guthrie Healthcare Systems), AMBAC, 7s, 2011                       6,000                6,236,400
  Sierra View, CA, Local Health Care District Rev.,
    ACA, 5.25s, 2018                                                    5,000                4,443,000
  Spartanburg County, SC, Health Service District,
    Inc., MBIA, 5.125s, 2017                                            5,575                5,044,650
  Tarrant County, TX, Health Facilities Development
    Corp. (Fort Worth Osteopathic), MBIA, 6s, 2021                      6,000                5,970,480
  Tarrant County, TX, Health Facilities Development
    Corp. (Texas Health Resources), MBIA, 5.25s, 2018                   8,605                7,768,594
  Washington County, PA, Hospital Authority Rev
    (Washington Hospital), AMBAC, 7.15s, 2017                           9,000                9,248,310
                                                                                        --------------
                                                                                        $  116,459,277
------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.8%
  California Statewide Community Development Authority
    (Equity Residential), 5.2s, 2029                                  $ 1,850           $    1,768,286
  California Statewide Community Development Authority
    (Irvine Apartments), 5.2s, 2025                                     3,500                3,250,240
  Colorado Housing Finance Authority, FHA, 8.3s, 2023                   4,000                4,170,040
  San Bernardino County, CA, Housing Authority Rev
    (Equity Residential Redlands), 5.2s, 2029                           2,000                1,911,660
                                                                                        --------------
                                                                                        $   11,100,226
------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.6%
  Illinois Dedicated Tax Rev. (Civic Center), AMBAC,
    6.25s, 2011                                                       $ 3,640           $    3,843,622
  Illinois Sales Tax Rev., 0s, 2009                                     8,965                5,338,209
  Illinois Sales Tax Rev., 6.5s, 2022                                   5,000                5,318,500
  Metropolitan Atlanta, GA, Rapid Transit Authority,
    6.25s, 2018                                                         4,580                4,775,062
  Territory of Virgin Islands Public Finance Authority,
    5.5s, 2022                                                          2,000                1,722,140
                                                                                        --------------
                                                                                        $   20,997,533
------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 5.5%
  California Housing Finance Agency Rev., Home
    Mortgage, FSA, 0s, 2019                                           $27,715           $    8,503,794
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2027                                            6,500                1,435,395
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2028                                            4,455                1,010,171
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2029                                           10,000                2,321,600
  California Rural Home Mortgage Finance Authority,
    GNMA, 5.2s, 2030                                                    1,800                1,869,930
  Chicago, IL, Single Family Mortgage, GNMA/FNMA,
    7.05s, 2030                                                           900                  955,818
  Colorado Housing Finance Authority, 7.15s, 2014                         470                  494,713
  Colorado Housing Finance Authority, 6.05s, 2016                       1,250                1,263,400
  Colorado Housing Finance Authority, 7.45s, 2016                       1,395                1,503,656
  Colorado Housing Finance Authority, 6.75s, 2021                       1,080                1,129,216
  Colorado Housing Finance Authority, 6.55s, 2025                       1,105                1,146,272
  Colorado Housing Finance Authority, 7.4s, 2027                        1,360                1,431,386
  Colorado Housing Finance Authority, 6.8s, 2030                        2,200                2,272,820
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                                   1,350                1,411,749
  Lee County, FL, Housing Finance Authority Rev., GNMA,
    7s, 2031                                                              775                  816,168
  Lubbock, TX, Housing Finance Corp., GNMA, 6.1s, 2030                  3,700                3,756,573
  Maryland Community Development Administration,
    7.3s, 2025                                                          6,780                6,942,517
  Mississippi Home Corp., GNMA, 7.55s, 2027                             1,685                1,795,603
  Missouri Housing Development Commission, Mortgage
    Rev., 6.45s, 2029                                                     985                1,019,790
  Missouri Housing Development Commission, Mortgage
    Rev., GNMA, 6.7s, 2030                                              4,500                4,705,245
  Nebraska Investment Finance Authority, "F", GNMA/
    FNMA, 5.6s, 2020                                                    3,770                3,527,589
  New Mexico Mortgage Finance Authority, Single Family
    Mortgage, GNMA/FNMA, 7.1s, 2030(S)(S)                               1,200                1,281,396
  New Mexico Mortgage Finance Authority, Single Family
    Mortgage, GNMA/FNMA, 6.8s, 2031                                     2,500                2,639,925
  Oklahoma Housing Finance Agency, 6.8s, 2016                             995                1,038,442
  Oklahoma Housing Finance Agency, 6.8s, 2026                             995                1,037,636
  Pima County, AZ, Industrial Development Authority,
    GNMA, 7.05s, 2030                                                   2,800                2,991,128
  Sedgwick & Shawnee Counties, KS, GNMA, 6.5s, 2022                     1,525                1,553,075
  Sedgwick & Shawnee Counties, KS, GNMA, 5.5s, 2026                     3,375                3,498,660
  Texas Housing & Community Affairs, Residential
    Mortgage Rev., GNMA/FNMA, 7.1s, 2021                               10,000               10,566,900
                                                                                        --------------
                                                                                        $   73,920,567
------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.2%
  Northeast Maryland Waste Disposal Authority
    (Southwest County Resource Recovery),
     MBIA, 7.2s, 2005                                                 $ 3,000           $    3,265,740
------------------------------------------------------------------------------------------------------
Special Assesment District - 0.5%
  Chico, CA, Public Finance Authority Rev. (Southeast
    Chico Redevelopment), FGIC, 6.625s, 2021                          $ 6,435           $    6,568,719
------------------------------------------------------------------------------------------------------
Student Loan Revenue - 0.4%
  Arizona Student Loan Acquisition Authority,
    5.8s, 2016                                                        $ 2,500           $    2,460,600
  Arizona Student Loan Acquisition Authority,
    5.85s, 2017                                                         2,800                2,754,556
                                                                                        --------------
                                                                                        $    5,215,156
------------------------------------------------------------------------------------------------------
Turnpike Revenue - 2.8%
  New Jersey Economic Development Authority Rev.,
    Transportation Project Sublease Series A, FSA,
    6s, 2016                                                          $ 1,325           $    1,347,499
  New Jersey Transportation Trust Fund Authority,
    Transportation Systems, 5.25s, 2016                                 8,500                7,923,870
  New York Thruway Authority Service Contract, Local
    Highway & Bridge, Series A2, MBIA, 5.375s, 2016                     5,000                4,788,350
  Pennsylvania Turnpike Commission Oil, Senior Series
    A, AMBAC, 5.25s, 2018                                              10,520                9,604,970
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2012                                                            2,200                  911,372
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2013                                                            7,000                2,684,220
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2014                                                            6,500                2,304,835
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2015                                                            7,300                2,391,334
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2016                                                            1,900                  574,408
  Texas Turnpike Authority, Dallas Thruway Rev
    (President George Bush Turnpike), AMBAC, 5s, 2016                   4,500                4,102,650
                                                                                        --------------
                                                                                        $   36,633,508
------------------------------------------------------------------------------------------------------
Universities - 2.1%
  Clark County, NV, Economic Development Rev
    (Alexander Dawson School), 5.5s, 2020                             $ 6,000           $    5,460,360
  Maine Finance Authority (Waynflete School),
    6.5s, 2024                                                          1,500                1,453,440
  Massachusetts Development Finance Agency (Mass
    College of Pharmacy), "B", 6.625s, 2020                               400                  397,024
  Massachusetts Health & Higher Education Authority,
    RITES, 8.526s, 2020(++)                                             8,410                9,485,807
  New York Dormitory Authority Rev. (University of
    Rochester), MBIA, 5.25s, 2014                                       1,795                1,695,754
  New York Dormitory Authority Rev. (University of
    Rochester), MBIA, 5.25s, 2015                                       3,805                3,581,951
  Ohio State University, 6s, 2017                                         500                  506,475
  Texas A & M University, Permanent University Fund,
    0s, 2007                                                            6,695                4,490,270
  University of Akron, OH, General Receipts, FGIC,
    6s, 2015                                                            1,000                1,024,270
                                                                                        --------------
                                                                                        $   28,095,351
------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 0.7%
  Houston, TX, Water & Sewer Systems Rev., FGIC,
    5s, 2018                                                          $10,000           $    8,772,500
------------------------------------------------------------------------------------------------------
Other - 0.7%
  Alabama Building Renovation Authority, AMBAC,
    6s, 2015                                                          $ 1,610           $    1,625,295
  Alabama Building Renovation Authority, AMBAC,
    6s, 2016                                                            1,705                1,722,629
  Boise City, ID, Urban Renewalagy (Ada County Courts),
    AMBAC, 6s, 2015                                                     1,000                1,015,280
  Orange County, CA, California Recovery Certificates,
    MBIA, 6s, 2026                                                      5,000                5,019,250
  Rail Connections Inc., MA, Rev., 0s, 2015                               375                  131,168
  Rail Connections Inc., MA, Rev., 0s, 2016                               450                  145,674
  Rail Connections Inc., MA, Rev., 0s, 2017                               975                  291,788
                                                                                        --------------
                                                                                        $    9,951,084
------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,300,540,918)                                 $1,302,099,460
------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.5%
------------------------------------------------------------------------------------------------------
  Harris County, TX, Hospital Rev. (Methodist
    Hospital), due 03/01/00                                           $   300           $      300,000
  Kansas City, MO, Industrial Development Hospital,
    due 03/01/00                                                          500                  500,000
  Knoxville, TN, Utilities Board Rev., due 03/01/00                       500                  500,000
  Massachusetts Health & Educational Facilities
    Authority,
    due 03/01/00                                                        3,000                3,000,000
  New York City, NY, due 03/01/00                                          50                   50,000
  New York City, NY, Municipal Water Finance Authority
    Rev., due 03/01/00                                                    200                  200,000
  Piedmont, SC, Municipal Power Agency Electric Rev.,
    due 03/01/00                                                          500                  500,000
  Pinellas County, FL, Health Facility Authority, due
    03/01/00                                                            1,810                1,810,000
  Sevier County, TN, Public Building Authority, Local
    Government Improvement, due 03/01/00                                  500                  500,000
------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Amortized Cost                                     $    7,360,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,307,900,918)                                     $1,309,459,460

Other Assets, Less Liabilities - 1.8%                                                       23,881,316
------------------------------------------------------------------------------------------------------
  Net assets - 100.0%                                                                   $1,333,340,776
------------------------------------------------------------------------------------------------------
  (++) Inverse floating rate security.
    ## Rule 144A security.
   ### Security segregated as collateral for an open futures contract.
(S)(S) When-issued security. At February 29, 2000, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 29, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,307,900,918)        $1,309,459,460
  Cash                                                                   70,492
  Receivable for Fund shares sold                                     3,978,579
  Receivable for investments sold                                    17,662,306
  Interest receivable                                                17,460,264
  Other assets                                                           22,007
                                                                 --------------
      Total assets                                               $1,348,653,108
                                                                 --------------
Liabilities:
  Distributions payable                                          $    2,557,741
  Payable for daily variation margin on open futures
    contracts                                                            62,625
  Payable for Fund shares reacquired                                  1,319,315
  Payable for investments purchased                                   9,746,114
  Payable for when-issued investments purchased                       1,299,961
  Payable to affiliates -
    Management fee                                                       14,999
    Shareholder servicing agent fee                                       3,604
    Distribution and service fee                                          6,402
    Administrative fee                                                      518
  Accrued expenses and other liabilities                                301,053
                                                                 --------------
      Total liabilities                                          $   15,312,332
                                                                 --------------
Net assets                                                       $1,333,340,776
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,336,031,377
  Unrealized appreciation on investments                              1,215,658
  Accumulated net realized loss on investments                       (6,865,086)
  Accumulated net investment income                                   2,958,827
                                                                 --------------
      Total                                                      $1,333,340,776
                                                                 ==============
Shares of beneficial interest outstanding                           134,975,969
                                                                 ==============
Class A shares:
  Net asset value and redemption price per share
    (net assets of $1,261,794,898 / 127,726,587 shares of
      beneficial interest outstanding)                              $ 9.88
                                                                    ======
  Offering price per share (100 / 95.25)                            $10.37
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $71,545,878 / 7,249,382 shares of
      beneficial interest outstanding)                              $ 9.87
                                                                    ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 29, 2000
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 40,834,970
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,791,617
    Trustees' compensation                                               40,700
    Shareholder servicing agent fee                                     687,035
    Distribution and service fee (Class B)                              290,722
    Administrative fee                                                   70,627
    Custodian fee                                                       172,691
    Printing                                                             24,315
    Postage                                                              36,214
    Auditing fees                                                        17,899
    Legal fees                                                            2,163
    Miscellaneous                                                       115,368
                                                                   ------------
      Total expenses                                               $  4,249,351
    Fees paid indirectly                                               (159,412)
                                                                   ------------
      Net expenses                                                 $  4,089,939
                                                                   ------------
        Net investment income                                      $ 36,745,031
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ (6,738,471)
    Futures contracts                                                    80,818
                                                                   ------------
      Net realized loss on investments                             $ (6,657,653)
                                                                   ------------
  Change in unrealized depreciation -
    Investments                                                    $(36,186,941)
    Futures contracts                                                  (537,349)
                                                                   ------------
      Net unrealized loss on investments                           $(36,724,290)
                                                                   ------------
        Net realized and unrealized loss on investments            $(43,381,943)
                                                                   ------------
          Decrease in net assets from operations                   $ (6,636,912)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                YEAR ENDED
                                                             FEBRUARY 29, 2000           AUGUST 31, 1999
                                                                   (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  36,745,031             $  77,218,828
  Net realized gain (loss) on investments                           (6,657,653)               19,746,309
  Net unrealized loss on investments                               (36,724,290)             (110,665,661)
                                                                 -------------             -------------
      Decrease in net assets from operations                     $  (6,636,912)            $ (13,700,524)
                                                                 -------------             -------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (34,923,432)            $ (74,017,246)
  From net investment income (Class B)                              (1,682,402)               (3,352,797)
  From net realized gain on investments (Class A)                  (20,554,478)              (14,781,390)
  From net realized gain on investments (Class B)                   (1,135,974)                 (768,647)
                                                                 -------------             -------------
      Total distributions declared to shareholders               $ (58,296,286)            $ (92,920,080)
                                                                 -------------             -------------
Net decrease in net assets from Fund share
  transactions                                                   $ (64,695,706)            $(151,198,802)
                                                                 -------------             -------------
      Total decrease in net assets                               $(129,628,904)            $(257,819,406)
Net assets:
  At beginning of period                                         1,462,969,680             1,720,789,086
                                                                 -------------             -------------
  At end of period (including accumulated
    undistributed net investment income of $2,958,827
    and $2,819,630, respectively)                                $1,333,340,776            $1,462,969,680
                                                                 =============             =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED AUGUST 31,
                                     SIX MONTHS ENDED          --------------------------------------------------------------------
                                    FEBRUARY 29, 2000             1999           1998           1997           1996           1995
                                          (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $10.35           $11.09         $10.99         $10.75         $10.83         $10.68
                                               ------           ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income                        $ 0.27           $ 0.53         $ 0.54         $ 0.57         $ 0.59         $ 0.60
  Net realized and unrealized gain
    (loss) on investments                       (0.31)           (0.64)          0.28           0.24          (0.09)          0.15
                                               ------           ------         ------         ------         ------         ------
      Total from investment
        operations                             $(0.04)          $(0.11)        $ 0.82         $ 0.81         $ 0.50         $ 0.75
                                               ------           ------         ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income                   $(0.27)          $(0.53)        $(0.54)        $(0.57)        $(0.58)        $(0.60)
  From net realized gain on
    investments                                 (0.16)           (0.10)         (0.18)          --             --             --
                                               ------           ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                           $(0.43)          $(0.63)        $(0.72)        $(0.57)        $(0.58)        $(0.60)
                                               ------           ------         ------         ------         ------         ------
Net asset value - end of period                $ 9.88           $10.35         $11.09         $10.99         $10.75         $10.83
                                               ======           ======         ======         ======         ======         ======
Total return(+)                                 (0.43)%++        (1.08)%         7.78%          7.75%          4.67%          7.31%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                     0.57%+           0.57%          0.60%          0.60%          0.60%          0.61%
  Net investment income                          5.34%+           4.87%          4.90%          5.29%          5.37%          5.70%
Portfolio turnover                                 12%              30%            79%            91%            84%            90%
Net assets at end of period
  (000,000 omitted)                            $1,262           $1,385         $1,639          $1,660         $1,798        $1,949

   + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                    SIX MONTHS ENDED           ------------------------------------------------------------------
                                   FEBRUARY 29, 2000             1999           1998           1997           1996           1995
                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $10.34           $11.08         $10.99         $10.74         $11.10         $10.67
                                              ------           ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income                       $ 0.23           $ 0.44         $ 0.45         $ 0.48         $ 0.49         $ 0.49
  Net realized and unrealized gain
    (loss) on investments                      (0.31)           (0.64)          0.28           0.25          (0.37)          0.16
                                              ------           ------         ------         ------         ------         ------
      Total from investment
        operations                            $(0.08)          $(0.20)        $ 0.73         $ 0.73         $ 0.12         $ 0.65
                                              ------           ------         ------         ------         ------         ------
Less distributions declared to
sharheolders -
  From net investment income                  $(0.23)          $(0.44)        $(0.46)        $(0.48)        $(0.48)        $(0.49)
  From net realized gain on
    investments                                (0.16)           (0.10)         (0.18)          --             --             --
                                              ------           ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                          $(0.39)          $(0.54)        $(0.64)        $(0.48)        $(0.48)        $(0.49)
                                              ------           ------         ------         ------         ------         ------
Net asset value - end of period               $ 9.87           $10.34         $11.08         $10.99         $10.74         $10.83
                                              ======           ======         ======         ======         ======         ======
Total return                                   (0.82)%++        (1.87)%         6.85%          6.84%          3.69%          6.35%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                    1.36%+           0.37%          1.40%          1.46%          1.55%          1.60%
  Net investment income                         4.55%+           4.07%          4.10%          4.42%          4.42%          4.68%
Portfolio turnover                                12%              30%            79%            91%            84%            90%
Net assets at end of period
  (000,000 omitted)                              $72              $78            $81            $76            $71            $56

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Bond Fund (the Fund) is a diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith, at fair value, by the Trustees.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or security prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS                        BASED ON GROSS INCOME
---------------------------------------------      -----------------------------------------
First $200 million                     0.220%      First $16 million                   4.12%
In excess of $200 million              0.187%      Next $144 million                   3.51%
In excess of $2 billion                0.168%      In excess of $160 million           3.16%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $16,535 for the six months ended February 29, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $72,316 for the six months ended February 29, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan relating to Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of the Trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer. MFD received no portion of the service fee, for Class B, for the six months ended February 29, 2000. Fees incurred under the distribution plan during the six months ended February 29, 2000, were 0.79% of average daily net assets attributable to Class B on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2000, were $22 and $105,849 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $166,326,907 and $256,689,937, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $1,307,900,918
                                                                  -------------
Gross unrealized appreciation                                     $  41,894,948
Gross unrealized depreciation                                       (40,336,406)
                                                                  -------------
    Net unrealized appreciation                                   $   1,558,542
                                                                  =============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                SIX MONTHS ENDED FEBRUARY 29, 2000               YEAR ENDED AUGUST 31, 1999
                                ----------------------------------       ----------------------------------
                                         SHARES             AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                         13,645,659       $ 136,447,771         86,556,394       $   951,673,399
Shares issued to shareholders
  in reinvestment of
  distributions                      3,504,236          35,104,639          4,967,172            54,089,815
Shares reacquired                  (23,260,392)       (232,975,024)      (105,494,679)       (1,159,458,546)
                                   -----------       -------------       ------------       ---------------
    Net decrease                    (6,110,497)      $ (61,422,614)       (13,971,113)      $  (153,695,332)
                                   ===========       =============       ============       ===============

Class B Shares
                               SIX MONTHS ENDED FEBRUARY 29, 2000                YEAR ENDED AUGUST 31, 1999
-------------------------------------------------------------------      ----------------------------------
                                        SHARES              AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                            830,033       $   8,306,642          1,660,763       $    18,143,122
Shares issued to shareholders
  in reinvestment of
  distributions                        184,265           1,844,255            236,006             2,566,087
Shares reacquired                   (1,337,647)        (13,423,989)        (1,676,695)          (18,212,679)
                                   -----------       -------------       ------------       ---------------
    Net increase (decrease)           (323,349)      $  (3,273,092)           220,074       $     2,496,530
                                   ===========       =============       ============       ===============

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 29, 2000, was $5,516. The Fund had no borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
                                                                                          UNREALIZED
DESCRIPTION                         EXPIRATION        CONTRACTS         POSITION        DEPRECIATION
----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                 March 2000              167            Short          $(269,278)
Municipal Bond Index                March 2000              167             Long            (73,606)

                                                                                          ---------
                                                                                          $(342,884)
                                                                                          =========

At February 29, 2000, the Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

MFS(R) MUNICIPAL BOND FUND
TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services
company)                                                 ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                     CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W. Schmidt+ - Private Investor                   kit, call toll free: 1-800-637-2929 any business
                                                         day from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* - Senior Executive                      message anytime).
Vice President, Director, and Secretary,
                                                         INVESTOR SERVICE
MFS Investment Management                                MFS Service Center, Inc.
                                                         P.O. Box 2281
Jeffrey L. Shames* - Chairman and Chief                  Boston, MA 02107-9906
Executive Officer, MFS Investment Management
                                                         For general information, call toll free:
Elaine R. Smith+ - Independent Consultant                1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
David B. Stone+ - Chairman, North American
Management Corp. (investment adviser)                    For service to speech- or hearing-impaired, call
                                                         toll free: 1-800-637-6576 any business day from 9
INVESTMENT ADVISER                                       a.m. to 5 p.m. Eastern time. (To use this service,
Massachusetts Financial Services Company                 your phone must be equipped with a
500 Boylston Street                                      Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges, or
DISTRIBUTOR                                              stock and bond outlooks, call toll free:
MFS Fund Distributors, Inc.                              1-800-MFS-TALK (1-800-637-8255) anytime from a
500 Boylston Street                                      touch-tone telephone.
Boston, MA 02116-3741
                                                         World Wide Web
CHAIRMAN AND PRESIDENT                                   www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
Geoffrey L. Schechter*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) MUNICIPAL BOND FUND                                      ------------
                                                                  BULK RATE
[Logo] M F S(R)                                                 U.S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
We invented the mutual fund(R)                                      MFS
                                                                ------------
500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                       MMB-3  4/00  47M  17/217